Exhibit 10(f)16







                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                                          OF





                         SAVANNAH ELECTRIC AND POWER COMPANY








                  1As Amended and Restated, Effective July 23, 1986.
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                              Designation of Beneficiary
                        Supplemental Executive Retirement Plan
                                          of
                         Savannah Electric and Power Company



               As a Participant in the Supplemental Executive Retirement Plan of Savannah Electric and Power Company, I hereby designate the following person(s) as "Designated Beneficiary," as that term is defined and used in the Plan:

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________


          I  understand that the Designated Beneficiary  named above may be changed or revoked by me at any time by filing a new designation in writing with the Committee.
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          Date_____________________________
          ___________________________________
                                                  Signature of Participant
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                                  TABLE OF CONTENTS


          ARTICLE I - STATEMENT OF PURPOSE                                1

          ARTICLE II - DEFINITIONS                                        1
               2.01 Terms . . . . . . . . . . . . . . . . . . . . . . .   1
               2.02 Accrued SERP Retirement Benefit . . . . . . . . . .   1
               2.03 Assumed Pension Plan Retirement Benefit . . . . . .   1
               2.04 Committee . . . . . . . . . . . . . . . . . . . . .   2
               2.05 Company . . . . . . . . . . . . . . . . . . . . . .   2
               2.06 Credited Service  . . . . . . . . . . . . . . . . .   2
               2.07 Designated Beneficiary  . . . . . . . . . . . . . .   2
               2.08 Disability Benefit  . . . . . . . . . . . . . . . .   2
               2.09 Disability Date . . . . . . . . . . . . . . . . . .   2
               2.10 Early Retirement Date . . . . . . . . . . . . . . .   2
               2.11 Early Retirement Factor . . . . . . . . . . . . . .   2
               2.12 Eligible Spouse . . . . . . . . . . . . . . . . . .   3
               2.13 Final Average Salary  . . . . . . . . . . . . . . .   3
               2.14 Normal Retirement Date  . . . . . . . . . . . . . .   3
               2.15 Participant . . . . . . . . . . . . . . . . . . . .   3
               2.16 Pension Plan  . . . . . . . . . . . . . . . . . . .   3
               2.17 Pension Plan Spouse's Allowance . . . . . . . . . .   3
               2.18 Plan  . . . . . . . . . . . . . . . . . . . . . . .   3
               2.19 Postponed Retirement Date . . . . . . . . . . . . .   3
               2.20 Salary  . . . . . . . . . . . . . . . . . . . . . .   4
               2.21 SERP Death Benefit  . . . . . . . . . . . . . . . .   4
               2.22 SERP Disability Benefit . . . . . . . . . . . . . .   4
               2.23 SERP Retirement Benefit . . . . . . . . . . . . . .   4
               2.24 Severance Date  . . . . . . . . . . . . . . . . . .   4
               2.25 Social Security Amount  . . . . . . . . . . . . . .   4
               2.26 Total Disability and Totally Disabled . . . . . . .   4
               2.27 Vested Percentage . . . . . . . . . . . . . . . . .   5

          ARTICLE III - ELIGIBILITY AND PARTICIPATION                     5
               3.01 Eligibility . . . . . . . . . . . . . . . . . . . .   5
               3.02 Participation . . . . . . . . . . . . . . . . . . .   5

          ARTICLE IV - RETIREMENT BENEFITS                                5
               4.01 Normal Retirement . . . . . . . . . . . . . . . . .   5
               4.02 Early Retirement  . . . . . . . . . . . . . . . . .   6
               4.03 Postponed Retirement  . . . . . . . . . . . . . . .   6
               4.04 Commencement of Payment . . . . . . . . . . . . . .   7
               4.05 Re-employment of Retired Participant  . . . . . . .   7

          ARTICLE V - PRERETIREMENT DEATH BENEFITS                        7
               5.01 Death Benefit . . . . . . . . . . . . . . . . . . .   7
               5.02 Payment . . . . . . . . . . . . . . . . . . . . . .   8

          ARTICLE VI - DISABILITY BENEFITS                                8
               6.01 Disability Prior to Retirement Date . . . . . . . .   8
               6.02 Benefit at Retirement Date  . . . . . . . . . . . . . 9

                                          i
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          ARTICLE VII - SEVERANCE BENEFITS                               10
               7.01 Eligibility . . . . . . . . . . . . . . . . . . . .  10
               7.02 Participant Benefit . . . . . . . . . . . . . . . .  10
               7.03 Spousal Benefit . . . . . . . . . . . . . . . . . .  10
               7.04 Resumption of Employment After Severance  . . . . .  11

          ARTICLE VIII - ADMINISTRATIVE COMMITTEE                        11
               8.01 Authority . . . . . . . . . . . . . . . . . . . . .  11
               8.02 Voting  . . . . . . . . . . . . . . . . . . . . . .  11
               8.03 Records . . . . . . . . . . . . . . . . . . . . . .  11
               8.04 Liability . . . . . . . . . . . . . . . . . . . . .  12

          ARTICLE IX - AMENDMENT AND TERMINATION                         12

          ARTICLE X - MISCELLANEOUS                                      12
               10.01     Non-Alienation of Benefits . . . . . . . . . .  12
               10.02     No Trust Created . . . . . . . . . . . . . . .  13
               10.03     No Employment Agreement  . . . . . . . . . . .  13
               10.04     Binding Effect . . . . . . . . . . . . . . . .  13
               10.05     Suicide  . . . . . . . . . . . . . . . . . . .  13
               10.06     Claims for Benefits  . . . . . . . . . . . . .  13
               10.07     Entire Plan  . . . . . . . . . . . . . . . . .  14
               10.08     Merger or Consolidation  . . . . . . . . . . .  14
               10.09     Age Differential of Spouse . . . . . . . . . .  14

          ARTICLE XI - CONSTRUCTION                                      14
               11.01     Governing Law  . . . . . . . . . . . . . . . .  14
               11.02     Gender . . . . . . . . . . . . . . . . . . . .  15
               11.03     Headings, etc. . . . . . . . . . . . . . . . .  15
               11.04     Children . . . . . . . . . . . . . . . . . . .  15
               11.05     Action . . . . . . . . . . . . . . . . . . . .  15























                                          ii
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                                      ARTICLE I
                                 STATEMENT OF PURPOSE

               This Plan is designed and implemented for the purpose of enhancing the earnings and growth of Savannah Electric and Power

          Company by providing to the limited group of management employees largely responsible for such earnings and long-term growth deferred compensation in the form of supplemental retirement income benefits, thereby increasing the incentive of such key

          management employees  to make the  Company more profitable.   The
          benefits are normally  payable to  Participants upon  retirement,

          disability  or death.    The terms  of  the benefits  operate  in
          conjunction  with the  Participant's benefits  payable under  the

          Company's Employees' Retirement Plan of Savannah Electric and Power Company (the "Pension Plan") and the Savannah Electric and

          Power Company Long-Term Disability Plan, and are designed to supplement such Pension Plan benefits and provide the participant with additional financial security upon retirement, disability or death.


                                      ARTICLE II

                                     DEFINITIONS
               2.01 Terms  -  Unless  otherwise  clearly  required  by  the context, the terms used herein shall have the following meanings.
               2.02 Accrued SERP Retirement  Benefit shall mean the  amount determined by multiplying the Participant's SERP Retirement Benefit times a fraction (not exceeding 1.0, the numerator of which is the number of years and months of Credited Service completed on the Participant's Early Retirement Date, Severance

          Date  or any  other date  (but not  beyond his  Normal Retirement
          Date), whichever  is applicable,  and  the denominator  of  which shall be the greater of (i) the number of years and months of Credited Service which the Participant would have completed upon attainment of age 62 if he had remained employed until such time or (ii) 15 years of Credited Service.] 1



                                          1
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               2.03 Assumed Pension Plan Retirement  Benefit shall mean the actual  annual  retirement  benefit a  Participant  would receive pursuant to the Pension Plan calculated with the following assumptions:

                    (a) A married Participant selects to receive his retirement benefit under Option B of Section 5.06(a) of the

          Pension Plan on a life and 75% joint survivor basis.
                    (b)  A   single  Participant  selects  to  receive  his

          retirement benefit under Option A of Section 5.06(a) of the Pension Plan on a life and ten-year certain basis.

               2.04 Committee - The Administrative Committee appointed by the Board of Directors of the Company to administer this Plan.

               2.05 Company shall mean Savannah Electric and Power Company and any successor to Savannah Electric and Power Company by merger, purchase or otherwise.
               2.06 Credited  Service shall  have the  same meaning  as set forth in Article 4, Section 4.02 of the Pension Plan.
               2.07 Designated Beneficiary - One or more beneficiaries,  as

          designated  by   a  Participant  in  writing   delivered  to  the
          Committee, to whom certain Pre-Retirement  Death Benefit payments shall be made pursuant to the provisions of Article 5.02. In the event no such written designation is made by the Participant or if such beneficiary shall not be living or in existence at the time for commencement of payment, the Participant shall be deemed to have designated his estate as such beneficiary.
               2.08 Disability   Benefit  shall  mean  a  totally  disabled

          Participant's actual annual disability benefit paid pursuant to the Savannah Electric and Power Company Long-Term Disability

          Income Plan.
               2.09 Disability  Date  shall  have   the  same  meaning   as

          "Elimination Period" as set forth in the Savannah Electric and Power Company Long-Term Disability Income Plan.

               2.10 Early Retirement Date shall have the same meaning as set forth in Article 5, Section 5.02(a) of the Pension Plan.

               2.11 Early Retirement Factor shall be a fraction, the numerator of which shall be [the number of years and months of
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          Credited Service  which the Participant would  have, completed at the  commencement of benefits from  this Plan if  he had remained employed until such time and the denominator of which shall be the Participant's number of years and months of Credited Service which he would have completed at attainment of age 62 if he had remained employed until such age.]1

               2.12 Eligible Spouse shall mean  the spouse of a Participant
          who   under  the  laws  of  the  state  where  the  marriage  was contracted,  is deemed married to that Participant on the date on
          which  the  payments  from   this  Plan  are  to  begin   to  the

          Participant, except that for purposes of Article V - Pre-Retirement Death Benefits, Eligible Spouse shall mean a person who is married to a Participant for a period of at least twelve months prior to his death.

               2.13 Final Average Salary shall mean a Participant's average yearly Salary (as defined in Article 2.20) during the 36 months of highest compensation within the 120 month period immediately preceding the earliest to occur of the Participant's Severance

          Date, Disability  Date, date of death, Early  Retirement Date, or
          Normal Retirement Date,  whichever is applicable.   In the  event

          the Participant does not have at least 36 months of regular employment with the Company, Final Average Salary shall mean the average  yearly  Salary for  the  Participant's  total number  of
          calendar  months   of  employment.    Provided,   however,  if  a

          Participant dies during Total Disability, Final Average Salary shall be determined for the appropriate months immediately preceding the Participant's Disability Date.
               2.14 Normal Retirement Date shall mean the first day of  the calendar month following the birthday on which a Participant attains the age of 65.

               2.15 Participant shall mean an employee of the Company who is eligible and is participating in the Plan in accordance with

          Article Ill of this Plan.

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               2.16 Pension Plan shall mean the "Employees' Retirement Plan of Savannah Electric  and Power Company"  (amended to January  1,

          1986), as it may from time to time be amended in the future.
               2.17 Pension Plan Spouse's Allowance shall mean an  Eligible

          Spouse's actual pre-retirement death benefit pursuant to Article 5, Section 5.04 of the Pension Plan.

               2.18 Plan shall mean the "Supplemental Executive Retirement Plan of Savannah Electric and Power Company" as contained herein and as may be amended from time to time hereafter.
               2.19 Postponed Retirement  Date shall mean the  first day of the calendar month on which a Participant actually retires after his Normal Retirement Date.

               2.20 Salary shall mean the annual compensation paid by the Company to a Participant as reflected in Internal Revenue Service

          Form W-2, plus amounts of compensation deferred under any deferred compensation plan or arrangement (including, without limitation, the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company and which but for the deferral would have been reflected in Form W-2).
               2.21 SERP  Death  Benefit shall  mean  an  amount equal  to:

          Fifty-two and one-half percent (52 1/2%) of the Participant's Final Average Salary, reduced by both of the following:

                    (1)  the  Participant's   Pension  Plan  Pre-Retirement
          Death Benefit (Spouse's Benefit), if any, and

                    (2) [fifty percent (50%)]1 of the Participant's Social Security Amount.

               2.22 SERP Disability Benefit shall  mean an amount equal to:
          Seventy percent (70%) of the Participant's Final Average  Salary,

          reduced by both of the following:
                    (1)  the Participant's Disability Benefit, if any, and

                    (2)  the Participant's Social Security Amount.
               2.23 SERP Retirement Benefit shall mean an amount equal  to:

          Seventy percent (70%) of the Participant's Final Average Salary, reduced by both of the following:

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                    (1)  the Participant's Assumed Pension  Plan Retirement
          Benefit, and

                    (2) [fifty percent (50%)]1 of the Participant's Social Security Amount.

               2.24 Severance Date shall mean the date a Participant leaves the employ of the Company other than for retirement, Total

          Disability or death.
               2.25 Social Security  Amount shall have the  same meaning as set forth in Article I Section 1.19 of the Pension Plan.
               2.26 Total  Disability and  Totally Disabled shall  have the

          same   meaning as  set forth in  the Savannah  Electric and Power
          Company Long-Term Disability Plan.

               2.27 Vested Percentage - a Participant's Vested Percentage shall be determined as follows:

                  Years of Credited
              Service at Severance Date           Vested Percentage
                          6                              10%
                          7                              20%
                          8                              30%
                          9                              40%
                         10                              50%
                         11                              60%
                         12                              70%
                         13                              80%
                         14                              90%
                     15 or more                          100%
          Provided, however, the Vested Percentage of a Participant who has attained age 60 shall be 100%.


                                     ARTICLE III

                            ELIGIBILITY AND PARTICIPATION
               3.01 Eligibility.     The  Committee  shall  have  the  sole

          discretion to determine the employees that are eligible to become Participants in accordance with the purposes of the Plan.

               3.02 Participation.   The   Committee  shall   notify  those
          employees  selected  as Participants  of their  participation and resulting benefits.

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                                      ARTICLE IV
                                 RETIREMENT BENEFITS

               4.01 Normal Retirement.
                    (a)  Participant  Benefit.    Upon  retirement  at  his

          Normal Retirement Date, a Participant becomes entitled to the "Normal Retirement Benefit" as defined in this Article 4.01(a).

          The Normal Retirement Benefit is an amount equal to 1/12th of the Participant's SERP Retirement Benefit, payable monthly during the

          Participant's lifetime.
                    (b)  Spousal Benefit.   Upon  the  death of  a  retired

          Participant either receiving or entitled to receive a Normal Retirement Benefit survived by an Eligible Spouse, such Eligible

          Spouse becomes entitled to the benefit defined in this Article 4.01(b). The Eligible Spouse's benefit is a monthly amount equal to 75% of the deceased Participant's Normal Retirement Benefit, payable monthly to the Eligible Spouse during her lifetime.

               4.02 Early Retirement.
                    (a)  Participant Benefit.  Upon retirement at his Early

          Retirement Date, a Participant becomes entitled to the "Early Retirement Benefit" as defined in this Article 4.02(a). The Early

          Retirement  Benefit  is  an   amount  equal  to  1/12th   of  the
          Participant's Accrued SERP Retirement Benefit (as adjusted below,

          where applicable), payable monthly during the Participant's lifetime. [For purposes of determining the Participant's Accrued

          SERP Retirement Benefit, 70% of Final Average Salary shall be reduced by the Early Retirement Factor where the Participant's

          Retirement Income from the Pension Plan commences prior to the Participant's attainment of age 62.]1

                    (b)  Spousal  Benefit.   Upon  the death  of a  retired
          Participant either  receiving or  entitled  to receive  an  Early

          Retirement Benefit survived by an Eligible Spouse, such Eligible Spouse becomes entitled to the benefit defined in this Article

          4.02(b). If the Participant was receiving his Early Retirement Benefit at the time of his death, the Eligible Spouse's benefit is  a monthly amount equal  to 75% of  the deceased Participant's

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          actual Early Retirement Benefit,  payable monthly to the Eligible
          Spouse during her  lifetime.  If  the Participant's death  occurs prior to commencement of payment of his Early Retirement Benefit, the Eligible Spouse's benefit is a monthly amount equal to 75% of the deceased Participant's Early Retirement Benefit calculated as if payment of such Participant's Early Retirement Benefit had commenced at his date of death, payable monthly to the Eligible Spouse during her lifetime.

               4.03 Postponed Retirement.
                    (a)  Participant  Benefit.     Upon  retirement  at   a

          Postponed Retirement Date, a  Participant becomes entitled to the
          "Postponed  Retirement  Benefit"  as  defined  in   this  Article

          4.03(a). The Postponed Retirement Benefit shall be equal to the Participant's Normal Retirement Benefit (as defined in Article

          4.01(a)) as if he had retired on his Normal Retirement Date. No additional benefits shall accrue to any Participant after his

          Normal Retirement Date.
                    (b)  Spousal Benefit.   Upon  the  death of  a  retired

          Participant   receiving  or  entitled   to  receive  a  Postponed
          Retirement Benefit survived by an Eligible Spouse, such  Eligible

          Spouse becomes entitled to the benefit defined in this Article 4.03(b). The Eligible Spouse's benefit is a monthly amount equal

          to  75%   of  the  deceased  Participant's  Postponed  Retirement
          Benefit, payable  monthly  to  the  Eligible  Spouse  during  her lifetime.
                    (c)  Death Benefit.  In the event a Participant,  whose

          retirement is postponed beyond his Normal Retirement Date, dies prior to his Postponed Retirement Date, he shall be considered to have retired on his Normal Retirement Date for the purpose of determining retirement benefits payable to his surviving Eligible

          Spouse.
               4.04 Commencement   of  Payment.      The  payment   of  all

          Participant retirement benefits under this Article IV shall commence at the same time as retirement income payments from the

          Pension Plan.  All  benefits payable to an Eligible  Spouse under

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          this   Article  IV   shall  commence  within   60  days   of  the
          Participant's death.

               4.05 Re-employment   of  Retired  Participant.    A  retired
          Participant receiving or eligible to receive retirement  benefits under this Article IV who is re-employed by the Company shall be ineligible to again participate in the Plan.


                                      ARTICLE V

                             PRERETIREMENT DEATH BENEFITS
               5.01 Death Benefit.   Upon the death of  a Participant while

          employed, or while receiving disability retirement benefits pursuant to Article 6.01 hereof, prior to the earlier of either his Early Retirement Date or Normal Retirement Date, a "Pre-- Retirement Death Benefit" as defined in this Article 5.01 shall be payable; provided, however, such Pre-Retirement Death Benefit shall be payable only if the deceased Participant is survived by either an Eligible Spouse or children under age 21. The Pre-Retirement Death Benefit is an amount equal to 1/12th of the

          Participant's SERP Death Benefit.
               5.02 Payment.

                    (a) If the deceased Participant is survived by an Eligible Spouse, the Pre-Retirement Death Benefit shall be paid monthly to such Eligible Spouse during her lifetime. Provided, further, that if upon the death of such Eligible Spouse there be then living any children of the Participant under age 21, the Pre-Retirement Death Benefit shall be paid monthly to the

          Participant's   Designated  Beneficiary   until  the   last  such
          surviving child reaches age 21.

                    (b) If the deceased Participant is not survived by an Eligible Spouse but is survived by children under age 21, the

          Pre-Retirement  Death  Benefit  shall  be  paid  monthly  to  the
          Participant's   Designated  Beneficiary   until  the   last  such

          surviving child reaches age 21.


                                      ARTICLE VI

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                                 DISABILITY BENEFITS
               6.01 Disability Prior to Retirement Date.

                    (a)  Benefit.  In the event of  the Total Disability of
          a  Participant  prior   to  his  Normal   Retirement  Date,   the

          Participant becomes entitled to a disability retirement benefit as defined in this Article 6.01(a). Said disability retirement benefit shall be determined at the Participant's Disability Date and shall be equal to 1/12th of the Participant's SERP Disability

          Benefit.
                    (b)  Payment.     Such  disability  benefits  shall  be

          payable monthly to the disabled Participant until the earliest of:

                         (i)   he resumes working;
                         (ii) he refuses to submit to a medical examination

          or a related series of examinations by a physician or physicians acceptable to the Committee when such examination or related series of examinations is requested by the Committee (but not more often than semi-annually), to determine whether he is eligible for continuation of his disability retirement benefit. These examinations requested by the Committee shall be at the expense of the Company;
                         (iii)     the Committee determines on the basis of

          a medical examination herein authorized, or other evidence obtained by said Committee that he has sufficiently recovered to work;
                         (iv) he dies;

                         (v)  he elects to  retire at his Early  Retirement
          Date; or

                         (vi) he reaches his Normal Retirement Date.
                    (c)  Re-employment  of Disabled Participant.  A Totally

          Disabled Participant who returns to regular active employment with the Company shall be considered to have been on an authorized leave of absence during the period he was disabled and, if he shall in due course become entitled to retirement benefits  hereunder, the period of  his Total Disability shall be

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          included  in  his Credited  Service  and his  Salary  during such period  of Total Disability shall  be considered to  have been at the rate of his annual salary in effect during the calendar year next preceding commencement of his Total Disability.

               6.02 Benefit at Retirement Date.
                    (a)  Benefit.   Upon reaching the earlier  of his Early

          Retirement Date or his Normal Retirement Date, a Participant receiving the disability retirement benefit defined in Article

          6.01  above   shall  become  entitled  to  disability  retirement
          benefits,  in lieu of the  retirement benefits of  Article IV, as

          defined  in   this  Article  6.02(a).  Said   benefits  shall  be
          calculated at  either the Participant's Early  Retirement Date or

          Normal Retirement Date, as the case may be, and shall be equal to either the Participant's Early Retirement Benefit (and associated

          Eligible Spouse's benefit) or Normal Retirement Benefit (and associated Eligible Spouse's benefit), as the case may be, as

          described  in  Articles   4.01  and  4.02  as  if  such  disabled
          Participant had  actually retired upon his  Early Retirement Date or his Normal Retirement Date, with the prior period of Total Disability being treated as Credited Service. Provided, however,

          in determining said Early Retirement Benefit or Normal Retirement Benefit, as the case may be, the Participant's Final Average

          Salary shall be calculated as of his Disability Date.
                    (b)  Payment.    Said disability  retirement benefit(s)

          shall be payable in the same manner as the retirement benefits in
          Article  4.01  -  Normal  Retirement  or  Article  4.02  -  Early

          Retirement, as the case may be, as if the Participant had actually retired.


                                     ARTICLE VII

                                  SEVERANCE BENEFITS
               7.01 Eligibility.    A   Participant  whose  employment   is

          terminated other than by death, Total Disability or retirement prior to completing five (5) years of Credited Service shall not be entitled to receive any benefits under this Plan.

               7.02 Participant Benefit. A Participant whose employment is terminated (other than by death, Total Disability or retirement)

          after completing five (5) years of Credited Service shall be entitled to receive the "Severance Benefit" described in this

          Article 7.02. The Severance Benefit is an amount equal to 1/12th of the Participant's Vested Percentage of his Accrued SERP

          Retirement Benefit calculated as of his Severance Date, adjusted as follows: For purposes of determining the Participant's Accrued

          SERP Retirement Benefit, 70% of Final Average Salary shall be reduced by the Early Retirement Factor under the Pension Plan where the Participant's retirement benefit commences prior to the Participant's attainment of age 62.

               A Participant's Severance Benefit shall be paid monthly to him for his lifetime, beginning at the same time when retirement income payments under the Pension Plan commence.
               7.03 Spousal Benefit.   Upon the death of  a Participant who

          (i) has attained age 55; (ii) is either receiving or entitled to receive a Severance Benefit; and (iii) is survived by an Eligible

          Spouse, such Eligible Spouse becomes entitled to the benefit defined in this Article 7.03. If the Participant was receiving his Severance Benefit at the time of his death, the Eligible Spouse's benefit is an amount equal to 75% of the deceased

          Participant's actual  Severance Benefit,  payable monthly to  the
          Eligible Spouse for  her lifetime.   If  the Participant's  death

          occurs prior to commencement of payment of his Severance Benefit, the Eligible Spouse's benefit is a monthly amount equal to 75% of the deceased Participant's Severance Benefit calculated as if payment of such Participant's Severance Benefit had commenced at his date of death, payable monthly to the Eligible Spouse during her lifetime. All benefit payments to an Eligible Spouse hereunder shall commence within 60 days of the Participant's death.

               7.04 Resumption of Employment After Severance. In the event a Participant entitled to a Severance Benefit but prior to commencement of payment of such benefit is re-employed by the Company in a capacity which entitles him to participate in this

          Plan,  he   shall  forfeit  such  Severance   Benefit  and  shall
          participate in the  Plan as if  his service with the  Company had never terminated; provided, however, he shall not receive any Credited Service for time between his termination of employment and his re-employment. Anything in the foregoing to the contrary notwithstanding, however, if at the time of the Participant's re-

          employment  payment  of   his  Severance   Benefit  has   already
          commenced, he shall be ineligible to again commence participation in this Plan and shall, therefore, have no right, claim or entitlement to any benefits hereunder other than to payment of such Severance Benefit.


                                     ARTICLE VIII
                               ADMINISTRATIVE COMMITTEE

               8.01 Authority.    This Plan  shall  be  administered by  an
          Administrative  Committee  of not  less  than  three (3)  members appointed  by the  Board of  Directors of  Savannah  Electric and
          Power  Company.   The Board  of Directors  may from time  to time

          appoint members of the Committee in substitution for the members previously appointed and may fill vacancies, however caused. The

          Committee shall have all  powers necessary to enable it  to carry
          out  its  duties  in the  administration  of  the Plan.    Not in

          limitation, but in application of the foregoing, the Committee shall have the duty and power to determine all questions that may arise hereunder as to the status and rights of participants in the Plan.

               8.02 Voting. The Committee shall act by a majority of the number then constituting the Committee, and such action may be taken either by a vote at a meeting or in writing without a meeting.

               8.03 Records. The Committee shall keep a complete record of all its proceedings and all data relating to the administration of the Plan.  The Committee shall select  one of its members as a
          Chairman.    The  Committee shall  appoint  a  Secretary to  keep

          minutes of its meetings and the Secretary may or may not be a member of the Committee. The Committee shall make such rules and regulationsfor theconduct ofits businessasit shalldeem advisable.
               8.04 Liability.    No  member  of  the  Committee  shall  be

          personally liable for any actions taken by the Committee unless the member's action involves willful misconduct.


                                      ARTICLE IX

                              AMENDMENT AND TERMINATION
               The  Company reserves the right, at any time or from time to time, by action of its Board of Directors, to modify or amend in whole or in part any or all provisions of the Plan. In addition,

          the  Company reserves  the  right  by  action  of  its  Board  of
          Directors to terminate the Plan  in whole or in part.   Provided,

          however, such termination shall not affect any vested accrued benefits of participants hereunder.

               Notwithstanding any provision of this Plan, should there be a change in the Internal Revenue Code prior to January 1, 1985,

          which would adversely affect the Company's operation of this Plan, the Board of Directors may, at its option, terminate this

          Plan and distribute the amounts deferred to the Participants plus compound interest at the rate of nine percent (9%) per annum.


                                      ARTICLE X

                                    MISCELLANEOUS
               10.01     Non-Alienation of  Benefits.  No  right or benefit

          under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant, Eligible Spouse, or any other beneficiary hereunder shall become bankrupt, or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of the Participant or his spouse,

          children or other dependents, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper.

               10.02     No Trust Created.   The obligations of the Company
          to make payments  hereunder shall constitute  a liability of  the

          Company to a Participant. Such payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant, Eligible Spouse, or any other beneficiary shall have  any interest in  any particular asset  of
          the Company  by reason  of  its obligations  hereunder.   Nothing

          contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the

          Company and a Participant or any other person.
               10.03     No Employment Agreement.  Neither the execution of

          this Plan nor any action taken by the Company pursuant to this Plan shall be held or construed to confer on a Participant any legal  right to be continued as an  Employee of the Company in an
          executive position or  in any  other capacity  whatsoever.   This

          Plan shall not be deemed to constitute a contract of employment between the Company and a Participant, nor shall any provision herein restrict the right of any Participant to terminate his employment with the Company.

               10.04     Binding  Effect.    Obligations  incurred  by  the
          Company pursuant to  this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant, his Eligible Spouse or other beneficiary.

               10.05     Suicide.  Except  as   hereinafter  provided,   no
          benefit  shall  be  payable  under  the Plan  to  a  Participant,

          Eligible Spouse or other beneficiary where such Participant dies as a result of suicide within two (2) years of his commencement of participation herein.
               10.06     Claims   for  Benefits.     Each   Participant  or

          beneficiary must claim any benefit to which he is entitled under this Plan by a written notification to the Committee. If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

               A.   The specific reason for the denial.
               B.   Specific reference  to the Plan provision  on which the

          denial is based.
               C.   Description of additional information necessary for the

          claimant to present his claim, if any, and an explanation of why such material is necessary.

               D. An explanation of the Plan's claims review procedure. The claimant will have 60 days to request a review of the denial by the Committee, which will provide a full and fair review. The request for review must be in writing delivered to the Committee. The claimant may review pertinent documents, and he may submit issues and comments in writing.

               The decision by the Committee with respect to the review must be given within 60 days after receipt of the request, unless special  circumstances  require  an  extension  (such  as  for  a
          hearing).   In no event shall the  decision be delayed beyond 120

          days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to special Plan provisions as to its effect.

               10.07     Entire  Plan.   This document  and any  amendments
          contain  all the  terms  and provisions  of  the Plan  and  shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

               10.08 Merger or Consolidation. In the event of a merger or a consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants hereunder shall continue.

               10.09     Age Differential of  Spouse.   If a  Participant's
          Eligible  Spouse  at the  time  of commencement  of  a (i) Normal

          Retirement     Benefit;     (ii) Early    Retirement     Benefit;
          (iii) Postponed  Retirement  Benefit;  (iv) Pre-Retirement  Death

          Benefit; or (v) Severance Benefit, is more than ten years younger than the Participant, the monthly benefits payable hereunder shall  be reduced actuarially  using actuarial  assumptions under
          Section 5.06  of the Pension Plan  and assuming that the Eligible

          Spouse is ten years older than such spouse's attained age.


                                      ARTICLE XI
                                     CONSTRUCTION

               11.01     Governing Law.   This Plan shall  be construed and
          governed in accordance with the laws of the State of Georgia.

               11.02 Gender. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

               11.03     Headings, etc.   The cover page of  this Plan, the
          Table of  Contents and  all headings  used in  this Plan  are for convenience of reference only and are not part of the substance of this Plan.

               11.04     Children.    All  references  in  the  Plan  to  a
          Participant's  children shall  include both  natural  and adopted children.
               11.05     Action.  Any  action under this  Plan required  or

          permitted by the Company shall be by action of its Board of Directors or its duly authorized designee.

               This Plan in its original form was adopted and became effective on January 1, 1984. This Plan, as amended on July 23,

          1986 (Amendment No. 1), herein described is effective as of, and with respect to Supplemental Executive Retirement Plan Agreements entered into on or after, January 1, 1987.

                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        A.M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:


          K. R. Willis
          Treasurer and Secretary

          /sd


          (Corporate Seal)

                         SAVANNAH ELECTRIC AND POWER COMPANY




                                C E R T I F I C A T E






               I, Grace E. Arnold, DO HEREBY CERTIFY, that I am Secretary of Savannah Electric and Power Company (hereinafter called the

          "Company") , a Georgia corporation, and attached hereto is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of Savannah Electric and Power Company at a meeting duly convened and held on May 21, 1991, at which meeting a quorum for the transaction of business was present and acting throughout and that said resolutions have not been altered, amended or rescinded and that the same is now in full force and effect.

               WITNESS my hand and the corporate seal of Savannah Electric and Power Company, this 28th day of May, 1991.




                                        Secretary of
                                        Savannah Electric and Power Company






          /sd

          RESOLVED:   To amend Section  2.20 of the  Supplemental Executive
          Retirement Plan (SERP) effective January 1, 1991, as follows:

          2.20 Salary shall mean the annual compensation, excluding any incentive plan compensation, paid by the Company to a Participant plus amounts of compensation deferred under any deferred compensation plan or arrangement (including, without limitation, the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company.)

          RESOLVED: That the Manager-Human Resources be, and hereby is, named as a member of the Administrative Committee for each of the following plans: Savannah Electric and Power Company Employees' Retirement Plan, the Employee Stock Ownership Plan of Savannah Electric and Power Company, the 401(k) Employee Savings Plan, the Supplemental Executive Retirement Plan, the Deferred Compensation Plan for Key Employees and the Deferred Compensation Plan for Directors.

                                         ###

               IN WITNESS WHEREOF, Savannah Electric and Power Company has caused these Amendments to be duly adopted and the same to be executed by its duly authorized corporate officers and its corporate seal to be affixed hereto, this 21st day of May, 1991.

                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        A. M. Gignilliat, Jr.,  President &
                                        CEO


                                   Attest:
                                        G. E. Arnold, Secretary
                                                  (Corporate Seal)

          RESOLVED: To amend section 2.20 of the Supplemental Executive Retirement Plan (SERP) effective January 1, 1991, as follows:

          2.20 Salary shall mean the annual compensation, excluding any incentive plan compensation, paid by the Company to a Participant plus amounts of compensation deferred under any deferred compensation plan or arrangement (including, without limitation, the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company.)
































          (adamscl) h:\wpdocs\mtd\savannah\serp.pln

                         THIRD AMENDMENT TO THE SUPPLEMENTAL
                             EXECUTIVE RETIREMENT PLAN OF
                         SAVANNAH ELECTRIC AND POWER COMPANY
                          (AS AMENDED AND RESTATED EFFECTIVE
                                    JULY 23, 1986)

                    WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the Supplemental Executive Retirement Plan of Savannah Electric and Power Company (the "Supplemental Plan") in order to provide certain key management employees of the Company with additional retirement compensation; and

                    WHEREAS, the Plan is intended to operate in conjunction with the Employees' Retirement Plan of Savannah Electric and Power Company (the "Pension Plan"); and

                    WHEREAS, the Pension Plan has been amended and restated to comply with the Tax Reform Act of 1986; and

                    WHEREAS, it is the Company's desire to amend the Supplemental Plan at this time to acknowledge the changes to the Pension Plan and to address other issues concerning the operation of the Supplemental Plan; and

                    WHEREAS, the Company has reserved the right to amend the Supplemental Plan at any time in Article IX.

                    NOW, THEREFORE, effective October 12, 1994, the Company hereby amends the Plan as follows:

                                          1.

                    Article I is amended by clarifying the reference to the Savannah Electric and Power Company Long-Term Disability Plan to mean the Savannah Electric and Power Company Long Term Disability Income Plan.

                                          2.

                    Section 2.02  of the Plan  is amended by  deleting such
          Section in its entirety and inserting the following:

                    Accrued SERP Retirement Benefit shall mean the amount determined by multiplying the Participant's SERP Retirement Benefit times a fraction [not exceeding 1.0, the numerator of which is the number of years and months of Credited Service completed on the Participant's Early Retirement Date, Severance Date or any other date, whichever is applicable, and the denominator of which shall be greater of (i) the number of years and months of Credited Service which the Participant would have completed upon attainment of age 62 if he had remained employed until such time or (ii) 15 years of Credited Service.]1

                                          3.

                    Section 2.03(a) is amended by deleting such provision in its entirety and inserting the following:

                    (a)  A married Participant elects  to receive
                         his  retirement  benefit on  a  life and
                         seventy-five    percent   (75%)    joint
                         survivor basis.

                                          4.

                    Section 2.03(b) is amended by deleting such provision in its entirety and inserting the following:

                    (b) A single Participant elects to receive his retirement benefit on a life and ten-year certain basis.

                                          5.
               Section 2.04 is amended by deleting such provision in its entirety and inserting the following:

                    Committee   shall  mean   the  Administrative
                    Benefits Committee appointed by the Board of Directors of the Company to administer the Plan.

                                          6.

               Section 2.06 is amended by deleting such provision in its entirety and inserting the following:

                    Credited Service shall have the same meaning as set forth in Article 4, Sections 4.02 and
                    4.05 of the Pension Plan.

                                          7.

               Section 2.11 of the Plan is amended by deleting such provision in its entirety and inserting the following:

                    Early Retirement Factor shall be a fraction not exceeding 1.0, the numerator of which shall be [the number of years and months of Credited Service which the Participant would have completed at the commencement of benefits from this Plan if he had remained employed until such time and the denominator of which shall be the Participant's number of years and months of Credited Service which he would have completed at attainment of age 62 if he had remained employed until such age.]1

                                          8.

               Section 2.13 of the Plan is amended by deleting the first sentence of this provision and inserting the following:

                    Final Average Salary shall mean a Participant's average yearly Salary (as defined in Article 2.20) during the 36 months of highest compensation within the 120 month period immediately preceding the earliest to occur of the Participant's Severance Date, Disability Date, date of death, Early Retirement Date, Normal Retirement Date, or Postponed Retirement Date, whichever is applicable.

                                          9.

                    Section 2.16 is amended by deleting such provision in its entirety and inserting the following:

                         2.16 Pension   Plan   shall   mean   the
                    "Employees' Retirement Plan of Savannah Electric and Power Company" (amended and restated effective January 1, 1989), as it may from time to time be amended in the future.

                                         10.

                    Section 2.17 is amended by deleting such provision in its entirety and inserting the following:

                         2.17 Pension  Plan  Spouse's   Allowance
                    shall mean the preretirement death benefit determined pursuant to Section 7.03 of the Pension Plan.

                                         11.

                    Section 2.25 is amended by deleting such provision in its entirety and inserting the following:

                         2.25 Social  Security Amount  shall have
                    the same meaning as set forth in Section 1.29 of the Pension Plan.

                                         12.

                    Section 2.26 is amended by deleting such provision in its entirety and inserting the following:

                         2.26 Total   Disability    and   Totally
                    Disabled shall have the same meaning as set forth in the Savannah Electric and Power Company Long Term Disability Income Plan.

                                         13.

               Section 4.03(a) of the Plan is amended by deleting the second and third sentences thereof in their entirety and by inserting the following:

                    The Postponed Retirement Benefit shall be equal to 1/12th of the Participant's SERP
                    Retirement Benefit payable monthly during the Participant's lifetime.

                                         14.

               Section 4.03(c) of the Plan is amended by deleting such provision in its entirety.


                    IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company hereby approves this Third Amendment to the Supplemental Executive Retirement Plan of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of October 12, 1994.

                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        Arthur M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:


          By:
               Lavonne K. Calandra
               Corporate Secretary

          (CORPORATE SEAL)

          [adamscl] h:\wpdocs\mtd\savannah\serp.3am